UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2014

LEGG MASON BW

ALTERNATIVE CREDIT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s objective is to provide positive returns independent of market cycles through a high level of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Alternative Credit Fund for the period since the Fund’s inception on November 29, 2013 through October 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

II	Legg Mason BW Alternative Credit Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the period from November 29, 2013 through October 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and the economy continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s second estimate for third quarter GDP growth was 3.9%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during every month of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 57.0 and 56.5 in November and December 2013, respectively, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. PMI then generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment generally declined throughout the reporting period and reached a low of 5.8% in October 2014, the lowest level since July 2008.

Growth outside the U.S. was mixed in many countries. In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery. Overall, the pace of recovery is becoming more country specific.” From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum

Legg Mason BW Alternative Credit Fund	III

Investment commentary (cont’d)

employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also took steps to end its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases by between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%. However, on November 21, 2014, it cut the rate to 5.6%, the first reduction since July 2012.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

IV	Legg Mason BW Alternative Credit Fund

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Legg Mason BW Alternative Credit Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide positive returns independent of market cycles through a high level of income and capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment objective taking a flexible, long and short global credit approach. The Fund will rotate amongst the global credit opportunities (long or short) that Brandywine Global Investment Management, LLC (“Brandywine”) the Fund’s subadviser, finds most attractive and navigate the credit quality spectrum throughout the different phases of the business cycle. The Fund also has the flexibility to hedge or increase exposure to certain risks based on the subadviser’s macroeconomic views. The Fund has fewer restrictions than other fixed income funds and expects to trade actively.

The Fund may invest in securities, derivatives and other financial instruments of issuers located anywhere in the world. The Fund may focus a significant portion of its investments in a single country or currency. In selecting investment opportunities, the subadviser may consider whether the security is denominated in a currency that the subadviser expects to appreciate versus the U.S. dollar. The Fund may hold debt securities of any credit quality, whether rated or unrated. As a general guideline, the Fund over the long term normally will average at least 50% of its total assets in high yield securities (commonly known as “junk bonds”); however this allocation may range from 0%-100% at any time. High yield bonds are those rated below investment grade (that is, securities rated below the Baa/BBB categories by at least one Nationally Recognized Statistical Rating Organization) or, if unrated, determined by the subadviser to be of comparable credit quality. The Fund’s investments may be rated either below investment grade or investment grade and may include, but are not limited to: corporate bonds; sovereign or government securities, including U.S. municipal securities; supranational agencies; convertible securities; agency and non-agency mortgage-backed securities; asset-backed securities; bank loans; common and preferred stock; and currencies.

The Fund may invest a significant portion of its investments in certain types of investments, including agency and non-agency mortgage-backed securities. The Fund may invest in stripped mortgage-backed securities and other stripped securities. The Fund may enter into dollar rolls (sometimes referred to as mortgage dollar rolls). The Fund may hold instruments of any maturity or durationi, and the securities may have fixed, floating or variable rates of interest. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The Fund may invest in the equities of issuers of any market capitalization. It will not invest more than 20% of its total assets in equity securities.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including as a substitute for buying or selling securities, for purposes of enhancing returns, which transactions may be regarded as speculative. These derivative transactions include, but are not limited to, forwards, futures, options, swaps, credit default swaps and commodity-linked investments. Further, the Fund may establish short positions, mainly

Legg Mason BW Alternative Credit Fund 2014 Annual Report	1

Fund overview (cont’d)

through, but not limited to derivatives, to a substantial degree. Derivatives will not be used in a way that would cause the Fund to violate the guidelines stated in this section, but there are no other percentage limits on the use of derivatives. The Fund may use one or more types of these instruments without limit. The Fund will not be leveraged through borrowing. However, certain types of derivatives have a leverage-like effect on the portfolio, in that they require a relatively small premium or margin payment in relation to the size of the investment exposure the Fund acquires.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Credit performed well in all major markets. Credit spreads collapsed on credit indexes in nearly all of the prior 10 months, except for the last few months when investors aggressively sold-off credits with the weakest fundamentals, especially in CCC and weaker credits. Outperformance in Europe, where credit fundamentals arguably deteriorated slightly, as well as outperformance among higher-quality credit universes globally during a broad-based credit rally illustrates well the technical nature of spread collapse. Said differently, improving credit fundamentals did not drive tighter systemic credit spreads. Rather, a potent group of impacts, including very low government rates, which magnify the appeal of credit spread, an upheld commitment to G3ii policy stimulus, and fragile sentiment on higher-yielding alternatives, such as emerging local sovereigns, helped investment dollars seek out hard-currency credit. The European Central Bank (“ECB”)iii introduced an unsterilized Asset-Backed Security (“ABS”) purchase program in September and finished the period under review with an outstanding commitment to raise the central bank’s balance sheet to 2012 levels through large-scale asset purchases, potentially of corporate or government debt.

Q. How did we respond to these changing market conditions?

A. During the period, specifically in the spring of 2014, we rotated exposure from U.S. securitized assets to euro-zone securitized assets with a specific focus in Spanish mortgage-backed securities (“MBS”). Moving forward, we believe Spanish housing collateral will continue to improve after notching a nascent price re-bound in the fall of 2014. We believe the ECB’s credit and quantitative easing programs will benefit euro-zone ABS broadly alongside most European spread sectors. Although we are hedging euro exposure and are avoiding euro duration, we are accumulating euro credit exposure at the expense of U.S. credit exposure. The credit cycle in Europe is much less advanced than the U.S. cycle.

Performance review

For the period since inception on November 29, 2013 through October 31, 2014, Class IS shares of Legg Mason BW Alternative Credit Fund returned 11.35%. The Fund’s unmanaged benchmarks, the Citigroup 3-Month U.S. Treasury Bill Indexiv and the Barclays Global High Yield Indexv, returned 0.03% and 4.18%, respectively, for the same period. The Lipper Alternative Credit Focus Funds Category Average1

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the eleven-month period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 154 funds for the eleven-month period in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason BW Alternative Credit Fund 2014 Annual Report

returned 2.50% for the eleven-month period ended October 31, 2014.

Performance Snapshot as of October 31, 2014 (unaudited)
(excluding sales charges)	6 months	Since Inception
Legg Mason BW Alternative Credit Fund:
Class A	3.69%	11.06	%†
Class C	3.28%	10.38	%†
Class FI	3.73%	11.09	%†
Class I	3.75%	11.22	%†
Class IS	3.84%	11.35	%‡
Citigroup 3-Month U.S. Treasury Bill Index	0.02%	0.03	%*
Barclays Global High Yield Index	-0.76%	4.18	%*
Lipper Alternative Credit Focus Funds Category Average[1]	0.18%	2.50	%**

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

Share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The Fund is the successor to an institutional account (the “Predecessor”). On November 29, 2013, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended October 31, 2014 for Class A, Class C, Class FI, Class I and Class IS shares was 0.91%, 0.31%, 1.04%, 1.12% and 1.09%. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class I and Class IS shares would have been 0.71%, 0.07%, 0.78%, 1.07% and 1.05%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

† The inception date for Class A, Class C, Class FI and Class I shares was December 2, 2013.

‡ The inception date for Class IS shares was November 29, 2013.

* For the period November 29, 2013 through October 31, 2014.

** For the period November 30, 2013 through October 31, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 27, 2013, the gross total annual operating expense ratio for Class A, Class C, Class FI, Class I and Class IS shares was 2.33%, 3.08%, 2.33%, 2.03% and 1.93%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the eleven-month period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among 202 funds for the six-month period and among the 154 funds for the eleven-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Alternative Credit Fund 2014 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.65% for Class A shares, 2.40% for Class C shares, 1.65% for Class FI shares, 1.35% for Class I shares and 1.25% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. A higher yield profile benefited performance, as did exposure in euro-zone ABS. Nearly all broad credit indexes produced positive absolute performance and outperformed the Fund’s cash benchmark, the Citigroup 3-Month U.S. Treasury Bill Index.

The Fund outperformed its secondary benchmark, the Barclays Global High Yield Index. Broadly, security selection, sector allocation decisions, and currency exposures drove outperformance, while a lower yield profile and shorter-maturity profile mitigated a small amount of relative outperformance. Exposure to lower-quality, equity-like tranches of securitized debt contributed the most to relative performance, impacting security selection and sector allocation factors.

The Fund’s derivatives exposures contributed to absolute performance during the period under review. Unrealized gains from currency forwards, primarily attributable to euro hedging activity, provided the most significant benefit to performance.

Q. What were the leading detractors from performance?

A. The Fund experienced no significant detractors relative to its benchmarks during the period.

Thank you for your investment in Legg Mason BW Alternative Credit Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Gary P. Herbert, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

4	Legg Mason BW Alternative Credit Fund 2014 Annual Report

Brian L. Kloss

Portfolio Manager

Brandywine Global Investment Management, LLC

Regina Borromeo

Portfolio Manager

Brandywine Global Investment Management, LLC

Tracy Chen, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

November 18, 2014

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. High-yield bonds possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Equity securities are subject to price fluctuation and possible loss of principal. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and possibility of loss. The Fund is non-diversified and may invest its assets in a limited number of issuers or strategies. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii	The three most systemically important central banks, including the Federal Reserve, European Central Bank, and Bank of Japan.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

[v]

The Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High- Yield and Pan European Emerging Markets High-Yield Indices.

Legg Mason BW Alternative Credit Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014 and does not include derivatives, such as forward foreign currency contracts and swaps contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason BW Alternative Credit Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2014 and held for the six months ended October 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.69%	$1,000.00	$1,036.90	1.38%	$7.09	Class A	5.00%	$1,000.00	$1,018.25	1.38%	$7.02
Class C	3.28	1,000.00	1,032.80	2.02	10.35	Class C	5.00	1,000.00	1,015.02	2.02	10.26
Class FI	3.73	1,000.00	1,037.30	1.26	6.47	Class FI	5.00	1,000.00	1,018.85	1.26	6.41
Class I	3.75	1,000.00	1,037.50	1.25	6.42	Class I	5.00	1,000.00	1,018.90	1.25	6.36
Class IS	3.84	1,000.00	1,038.40	1.25	6.42	Class IS	5.00	1,000.00	1,018.90	1.25	6.36

Legg Mason BW Alternative Credit Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason BW Alternative Credit Fund 2014 Annual Report

Fund performance (unaudited)

Legg Mason BW Alternative Credit Fund (the “Fund”) is the successor to an institutional account (the “Predecessor”). The performance in the accompanying table and line graph includes performance of the Predecessor. The Predecessor’s inception date was August 31, 2010. On November 29, 2013, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Predecessor. In addition, the Predecessor’s portfolio managers are the current portfolio managers of the Fund. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance was achieved by the Predecessor when fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the fund’s assets are larger. The performance information reflects the expenses of the Predecessor adjusted to reflect the highest management fees paid by an investor of the Predecessor which fees were separately paid by such investors. The performance shown includes an annual management fee of 1.75% and does not include any expenses paid by the Predecessor’s adviser.

The Predecessor did not have distribution policies. The Predecessor was an unregistered separately managed account, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class FI†	Class I†	Class IS
Twelve Months Ended 10/31/14	N/A	N/A	N/A	N/A	12.02%
Inception* through 10/31/14	11.06%	10.38%	11.09%	11.22%	19.79
With sales charges[2]	Class A†	Class C†	Class FI†	Class I†	Class IS
Twelve Months Ended 10/31/14	N/A	N/A	N/A	N/A	12.02%
Inception* through 10/31/14	6.34%	9.38%	11.09%	11.22%	19.79

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 12/2/13 through 10/31/14)	11.06%
Class C (Inception date of 12/2/13 through 10/31/14)	10.38
Class FI (Inception date of 12/2/13 through 10/31/14)	11.09
Class I (Inception date of 12/2/13 through 10/31/14)	11.22
Class IS (Inception date of 8/31/10 through 10/31/14)	112.30

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, I and IS shares are December 2, 2013, December 2, 2013, December 2, 2013, December 2, 2013 and August 31, 2010, respectively.

Legg Mason BW Alternative Credit Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Legg Mason BW Alternative Credit Fund vs. Citigroup 3-Month U.S. Treasury Bill Index and Barclays Global High Yield Index† — August 31, 2010 - October 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of Legg Mason BW Alternative Credit Fund at inception on August 31, 2010 (inception date of the Predecessor), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2014. The hypothetical illustration also assumes a $1,000,000 investment in the Citigroup 3-Month U.S. Treasury Bill Index and the Barclays Global High Yield Index. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury Bills. The Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield, and Pan European Emerging Markets High-Yield Indices. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Legg Mason BW Alternative Credit Fund 2014 Annual Report

Schedule of investments

October 31, 2014

Legg Mason BW Alternative Credit Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — 74.6%
Atlantes Mortgage PLC, 2001 B	1.381%	1/17/36	4,400,000	EUR	$5,397,259	(a)(b)
Bankinter Fondo de Titulizacion de Activos, 2013 A2	0.231%	7/17/49	4,554,663	EUR	5,479,387	(a)(b)
Citigroup Commercial Mortgage Trust, 2007-C6 AJ	5.710%	12/10/49	9,175,000		8,862,160	(a)
Fondo de Titulizacion de Activos UCI, 2009 B	0.732%	6/19/35	1,090,630	EUR	1,288,833	(a)(b)
Fondo de Titulizacion de Activos UCI, 2016 B	0.382%	6/16/49	10,000,000	EUR	9,917,217	(a)(b)
Fondo de Titulizacion de Activos UCL, 2016 A2	0.232%	6/16/49	15,741,862	EUR	17,704,868	(a)(b)
GCCFC Commercial Mortgage Trust, 2007-GG9 AJ	5.505%	3/10/39	2,800,000		2,495,522	(a)
Grifonas Finance PLC, 2001 A	0.551%	8/28/39	19,092,785	EUR	20,829,033	(a)(b)
Hipocat Fondo de Titulizacion de Activos, HIPO-11 A3	0.242%	1/15/50	20,551,061	EUR	23,426,756	(a)(b)
Hipocat Fondo de Titulizacion de Activos, HIPO-8 B	0.244%	3/15/38	11,906,761	EUR	12,993,917	(a)(b)
Hipotecario Fondo de Titulizacion de Activos, HIPO-11 A2	0.212%	1/15/50	14,203,957	EUR	16,020,558	(a)(b)
IM Pastor Fondo de Titulizacion de Activos, 2003 A	0.222%	3/22/43	15,808,039	EUR	17,685,220	(a)(b)
IM Pastor Fondo de Titulizacion de Activos, 2004 A	0.222%	3/22/44	17,180,890	EUR	19,324,375	(a)(b)
Infinity, SOPR A	0.388%	11/5/19	12,649,336	EUR	15,360,119	(a)(b)
Kensington Mortgage Securities PLC, 2007-1X B1B	0.934%	6/14/40	4,072,380	EUR	4,510,682	(a)(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 C	5.903%	7/15/44	2,040,000		1,877,357	(a)
LB-UBS Commercial Mortgage Trust, 2005-C5 G	5.350%	9/15/40	2,465,000		2,455,722	(a)(c)
LB-UBS Commercial Mortgage Trust, 2005-C7 F	5.350%	11/15/40	4,980,000		4,704,163	(a)
Lusitano Mortgages PLC, 2002 B	1.159%	11/16/46	4,375,000	EUR	5,144,057	(a)(b)
Lusitano Mortgages PLC, 2004 A	0.304%	9/15/48	1,928,763	EUR	2,253,911	(a)(b)
Magellan Mortgages PLC, 2002 B	1.181%	7/18/36	2,180,000	EUR	2,634,558	(a)(b)
Magellan Mortgages PLC, 2004 A	0.221%	7/20/59	12,864,198	EUR	14,689,811	(a)(b)
Newgate Funding PLC, 2006-2 DB	0.983%	12/1/50	2,200,000	EUR	2,297,546	(a)(b)
Newgate Funding PLC, 2006-3X CB	0.659%	12/1/50	3,900,000	EUR	3,947,754	(a)(b)
Newgate Funding PLC, 2007-1X CB	0.547%	12/1/50	5,000,000	EUR	5,079,957	(a)(b)
Newgate Funding PLC, 2007-2X BB	0.334%	12/15/50	7,000,000	EUR	7,327,101	(a)(b)
Newgate Funding PLC, 2007-2X CB	0.524%	12/15/50	3,000,000	EUR	2,999,684	(a)(b)
Pastor GC Hipotecario 5, A2	0.252%	6/21/46	6,540,951	EUR	7,351,663	(a)(b)
Residential Accredit Loans Inc., 2005-QS9 A6	5.500%	6/25/35	42,275		39,359
RMAC Securities PLC, 2006-NS1X B1C	0.967%	6/12/44	11,245,755	EUR	12,567,192	(a)(b)
RMAC Securities PLC, 2006-NS4X B1C	0.937%	6/12/44	11,601,794	EUR	12,569,074	(a)(b)
RMAC Securities PLC, 2007-NS1X M2C	0.557%	6/12/44	3,760,000	EUR	4,191,487	(a)(b)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2005 C	1.534%	3/15/35	1,549,892	EUR	1,827,142	(a)(b)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2009 A2	0.339%	2/17/50	1,696,302	EUR	2,058,210	(a)(b)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2009 B	0.519%	2/17/50	3,800,000	EUR	3,950,440	(a)(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M3	3.752%	4/25/24	10,000,000		9,385,360	(a)
TDA CAM Fondo de Titulizacion de Activos, 2001 B	0.632%	9/22/32	2,000,000	EUR	2,383,444	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2002 B	0.785%	10/26/32	3,600,000	EUR	4,323,272	(a)(b)

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2014 Annual Report	11

Schedule of investments (cont’d)

October 31, 2014

Legg Mason BW Alternative Credit Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
TDA CAM Fondo de Titulizacion de Activos, 2003 B	0.785%	4/26/33	1,500,000	EUR	$1,800,999	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2005 A	0.420%	10/26/43	5,179,883	EUR	6,264,064	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2007 A2	0.323%	2/26/49	22,203,650	EUR	26,836,736	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2008 A	0.313%	2/26/49	12,538,514	EUR	14,534,664	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2009 A2	0.275%	4/28/50	17,494,728	EUR	20,228,152	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2009 A3	0.285%	4/28/50	7,005,238	EUR	8,006,527	(a)(b)
TDA Fondo de Titulizacion de Activos, 2024-A1	0.212%	6/22/40	7,429,119	EUR	8,755,235	(a)(b)
TDA Fondo de Titulizacion de Activos, 2027-A2	0.232%	12/28/50	11,477,909	EUR	13,681,195	(a)(b)
TDA Ibercaja Fondo de Titulizacion de Activos, 2003 B	0.312%	12/28/43	338,529	EUR	387,893	(a)(b)
TDA Ibercaja Fondo de Titulizacion de Activos, 2004 D	0.663%	8/26/44	2,843,811	EUR	2,933,239	(a)(b)
TDA Mixto Fondo de Titulizacion de Activos, 2016 B1	0.732%	3/22/35	2,500,000	EUR	2,915,610	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $419,867,268)					403,698,484
Asset-Backed Securities — 10.4%
CFIP CLO Ltd., 2013-1A E	5.381%	4/20/24	3,000,000		2,637,300	(a)(c)
Denali Capital CLO X Ltd., 2013-1A B2L	4.984%	4/28/25	8,400,000		7,359,240	(a)(c)
Figueroa CLO Ltd., 2013-1A D	5.032%	3/21/24	7,500,000		6,807,247	(a)(c)
Flagship VII Ltd., 2013-7A E	4.981%	1/20/26	9,300,000		7,920,810	(a)(c)
LCM Limited Partnership, 9A E	4.430%	7/14/22	6,000,000		5,643,600	(a)(c)
Octagon Investment Partners XVIII Ltd., 2013-1A D	5.481%	12/16/24	5,598,000		5,095,132	(a)(c)
SLM Student Loan Trust, 2005-B B	0.634%	6/15/39	1,184,528		1,116,870	(a)
SLM Student Loan Trust, 2005-B C	0.934%	6/15/39	16,947,605		16,282,971	(a)
Venture CDO Ltd., 2013-13A E	5.534%	6/10/25	4,000,000		3,644,000	(a)(c)
Total Asset-Backed Securities (Cost — $57,783,808)					56,507,170
Corporate Bond & Notes — 0.2%
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp., Senior Notes (Cost — $1,300,566)	6.500%	4/1/19	1,355,000		1,009,475	(c)
Total Investments before Short-Term Investments (Cost — $478,951,642)					461,215,129
Short-Term Investments — 5.6%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $30,355,964)	0.080%		30,355,964		30,355,964
Total Investments — 90.8% (Cost — $509,307,606#)					491,571,093
Other Assets in Excess of Liabilities — 9.2%					49,583,408
Total Net Assets — 100.0%					$541,154,501

See Notes to Financial Statements.

12	Legg Mason BW Alternative Credit Fund 2014 Annual Report

Legg Mason BW Alternative Credit Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $509,587,064.

Abbreviations used in this schedule:
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
EUR	— Euro

Summary of Investments by Country** (unaudited)
Spain	50.0%
United Kingdom	15.5
United States	12.7
Cayman Islands	6.4
Portugal	5.6
France	3.1
Ireland	0.5
Short-Term Investments	6.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2014 and are subject to change.

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2014 Annual Report	13

Statement of assets and liabilities

October 31, 2014

Assets:
Investments, at value (Cost — $509,307,606)	$491,571,093
Foreign currency, at value (Cost — $1,288,827)	1,268,715
Receivable for Fund shares sold	40,401,813
Unrealized appreciation on forward foreign currency contracts	17,185,952
Interest receivable	601,606
Receivable for open OTC swap contracts	30,309
Prepaid expenses	85,998
Total Assets	551,145,486

Liabilities:
Payable for securities purchased	8,736,363
Unrealized depreciation on forward foreign currency contracts	448,270
Investment management fee payable	409,407
Payable for Fund shares repurchased	264,926
Service and/or distribution fees payable	40,953
Distributions payable	28,072
OTC swaps, at value (net premiums paid — $174,308)	22,463
Accrued expenses	40,531
Total Liabilities	9,990,985
Total Net Assets	$541,154,501

Net Assets:
Par value (Note 7)	$497
Paid-in capital in excess of par value	538,048,439
Undistributed net investment income	14,149
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	4,309,469
Net unrealized depreciation on investments, swap contracts and foreign currencies	(1,218,053)
Total Net Assets	$541,154,501

Shares Outstanding:
Class A	9,935,289
Class C	1,331,213
Class FI	2,021,845
Class I	22,512,724
Class IS	13,877,964

Net Asset Value:
Class A (and redemption price)	$10.89
Class C*	$10.89
Class FI (and redemption price)	$10.89
Class I (and redemption price)	$10.89
Class IS (and redemption price)	$10.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.37

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	Legg Mason BW Alternative Credit Fund 2014 Annual Report

Statement of operations

For the Period Ended October 31, 2014†

Investment Income:
Interest	$4,439,077
Less: Foreign taxes withheld	(7,336)
Total Investment Income	4,431,741

Expenses:
Investment management fee (Note 2)	1,449,390
Offering costs (Note 1)	241,429
Service and/or distribution fees (Notes 2 and 5)	93,525
Audit and tax fees	33,504
Transfer agent fees (Note 5)	27,926
Organization expenses (Note 1)	27,876
Shareholder reports	24,776
Fund accounting fees	22,687
Trustees’ fees	20,864
Legal fees	14,983
Custody fees	10,465
Registration fees	9,179
Excise tax (Note 1)	1,050
Insurance	494
Miscellaneous expenses	6,597
Total Expenses	1,984,745
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(356,958)
Net Expenses	1,627,787
Net Investment Income	2,803,954

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,434,142
Futures contracts	172,258
Swap contracts	(547,376)
Foreign currency transactions	1,906,854
Net Realized Gain	3,965,878
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(17,993,328)
Swap contracts	(196,771)
Foreign currencies	16,715,231
Change in Net Unrealized Appreciation (Depreciation)	(1,474,868)
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	2,491,010
Increase in Net Assets from Operations	$5,294,964

†	For the period November 29, 2013 (inception date) to October 31, 2014.

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2014 Annual Report	15

Statement of changes in net assets

For the Period Ended October 31,	2014†

Operations:
Net investment income	$2,803,954
Net realized gain	3,965,878
Change in net unrealized appreciation (depreciation)	(1,474,868)
Increase in Net Assets From Operations	5,294,964

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,668,146)
Decrease in Net Assets From Distributions to Shareholders	(2,668,146)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	532,715,515
In-kind capital contribution (Note 8)	37,308,613
Reinvestment of distributions	2,567,390
Cost of shares repurchased	(34,063,835)
Increase in Net Assets From Fund Share Transactions	538,527,683
Increase in Net Assets	541,154,501

Net Assets:
Beginning of period	—
End of period*	$541,154,501
*Includes undistributed net investment income of:	$14,149

†	For the period November 29, 2013 (inception date) to October 31, 2014.

See Notes to Financial Statements.

16	Legg Mason BW Alternative Credit Fund 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.19
Net realized and unrealized gain	0.91
Total income from operations	1.10

Less distributions from:
Net investment income	(0.21)
Total distributions	(0.21)

Net asset value, end of period	$10.89
Total return[3]	11.06%

Net assets, end of period (000s)	$108,210

Ratios to average net assets:
Gross expenses[4]	1.69%
Net expenses[4,5,6,7]	1.38
Net investment income[4]	1.90

Portfolio turnover rate[8]	131%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2014 Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.13
Net realized and unrealized gain	0.90
Total income from operations	1.03

Less distributions from:
Net investment income	(0.14)
Total distributions	(0.14)

Net asset value, end of period	$10.89
Total return[3]	10.38%

Net assets, end of period (000s)	$14,500

Ratios to average net assets:
Gross expenses[4]	2.35%
Net expenses[4,5,6,7]	2.02
Net investment income[4]	1.31

Portfolio turnover rate[8]	131%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to October 31, 2014.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

18	Legg Mason BW Alternative Credit Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.20
Net realized and unrealized gain	0.90
Total income from operations	1.10

Less distributions from:
Net investment income	(0.21)
Total distributions	(0.21)

Net asset value, end of period	$10.89
Total return[3]	11.09%

Net assets, end of period (000s)	$22,027

Ratios to average net assets:
Gross expenses[4]	1.58%
Net expenses[4,5,6,7]	1.26
Net investment income[4]	2.05

Portfolio turnover rate[8]	131%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2014 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.20
Net realized and unrealized gain	0.91
Total income from operations	1.11

Less distributions from:
Net investment income	(0.22)
Total distributions	(0.22)

Net asset value, end of period	$10.89
Total return[3]	11.22%

Net assets, end of period (000s)	$245,187

Ratios to average net assets:
Gross expenses[4]	1.39%
Net expenses[4,5,6,7]	1.25
Net investment income[4]	2.04

Portfolio turnover rate[8]	131%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

20	Legg Mason BW Alternative Credit Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.24
Net realized and unrealized gain	0.89
Total income from operations	1.13

Less distributions from:
Net investment income	(0.23)
Total distributions	(0.23)

Net asset value, end of period	$10.90
Total return[3]	11.35%

Net assets, end of period (000s)	$151,231

Ratios to average net assets:
Gross expenses[4]	1.59%
Net expenses[4,5,6,7]	1.25
Net investment income[4]	2.48

Portfolio turnover rate[8]	131%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 29, 2013 (inception date) to October 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2014 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Alternative Credit Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

22	Legg Mason BW Alternative Credit Fund 2014 Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason BW Alternative Credit Fund 2014 Annual Report	23

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized mortgage obligations	—	$403,698,484	—	$403,698,484
Asset-backed securities	—	56,507,170	—	56,507,170
Corporate bonds & notes	—	1,009,475	—	1,009,475
Total long-term investments	—	$461,215,129	—	$461,215,129
Short-term investments†	$30,355,964	—	—	$30,355,964
Total investments	$30,355,964	$461,215,129	—	$491,571,093
Other financial instruments:
Forward foreign currency contracts	—	$17,185,952	—	$17,185,952
Total	$30,355,964	$478,401,081	—	$508,757,045

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$448,270	—	$448,270
OTC credit default swaps on credit indices — sell protection‡	—	22,463	—	22,463
Total	—	$470,733	—	$470,733

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if

24	Legg Mason BW Alternative Credit Fund 2014 Annual Report

the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Legg Mason BW Alternative Credit Fund 2014 Annual Report	25

Notes to financial statements (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2014, the total notional value of all credit default swaps to sell protection is $14,785,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by

26	Legg Mason BW Alternative Credit Fund 2014 Annual Report

any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes

Legg Mason BW Alternative Credit Fund 2014 Annual Report	27

Notes to financial statements (cont’d)

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

28	Legg Mason BW Alternative Credit Fund 2014 Annual Report

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2014, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features, which had a liability position of $470,733. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The Fund accretes market discounts and amortizes market premiums on debt securities using the effective yield method. Accretion of market discounts and amortization of market premiums requires the application of several assumptions including, but not limited to, prepayment assumptions and default

Legg Mason BW Alternative Credit Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

rate assumptions, which are re-evaluated not less than quarterly and require the use of a significant amount of judgment. Principal write-offs are generally treated as realized losses. The Fund’s accretion of discounts and amortization of premiums for U.S. federal and other tax purposes is likely to differ from the financial accounting treatment under GAAP of these items as described above. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.

(m) Offering costs. Costs incurred by the Fund in connection with commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $1,050 of Federal excise taxes attributable to calendar year 2013 in March 2014.

Management has analyzed the Fund’s tax positions and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements.

30	Legg Mason BW Alternative Credit Fund 2014 Annual Report

The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$221,932	—	$(221,932)
(b)	(343,591)	$343,591	—

(a)	Reclassifications are due to non-deductible 12b-1 fees, non-deductible organization costs and a non-deductible excise tax paid by the Fund.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares is not expected to exceed 1.65%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the period ended October 31, 2014, fees waived and/or expenses reimbursed amounted to $356,958.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee

Legg Mason BW Alternative Credit Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires October 31, 2017	$59,862	$11,618	$12,884	$48,684	$223,910
Total fee waivers/expense reimbursements subject to recapture	$59,862	$11,618	$12,884	$48,684	$223,910

For the period ended October 31, 2014, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended October 31, 2014, LMIS and its affiliates received sales charges of $9,465 on sales of the Fund’s Class A shares. In addition, for the period ended October 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$404

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$632,768,853	*
Sales	191,377,212

*	Excludes the cost of portfolio securities received as a result of a contribution in-kind, totaling $32,944,732.

32	Legg Mason BW Alternative Credit Fund 2014 Annual Report

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$302,751
Gross unrealized depreciation	(18,318,722)
Net unrealized depreciation	$(18,015,971)

At October 31, 2014, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,271,061	EUR	2,450,000	Barclays Bank PLC	11/7/14	$200,785
USD	6,597,429	EUR	5,090,000	Barclays Bank PLC	11/7/14	218,773
USD	2,082,287	EUR	1,580,000	Citibank N.A.	11/7/14	102,272
USD	19,102,136	EUR	15,085,000	Citibank N.A.	11/7/14	198,004
USD	111,163,813	EUR	82,810,000	Citibank N.A.	11/7/14	7,388,465
EUR	37,960,000	USD	47,983,338	HSBC Bank USA, N.A.	11/7/14	(412,849)
EUR	30,060,000	USD	37,616,182	HSBC Bank USA, N.A.	11/7/14	54,231
USD	2,476,385	EUR	1,960,000	HSBC Bank USA, N.A.	11/7/14	20,164
USD	4,137,951	EUR	3,260,000	HSBC Bank USA, N.A.	11/7/14	52,603
USD	8,342,992	EUR	6,350,000	HSBC Bank USA, N.A.	11/7/14	385,336
USD	20,542,167	EUR	16,200,000	HSBC Bank USA, N.A.	11/7/14	240,747
USD	25,434,267	EUR	19,930,000	HSBC Bank USA, N.A.	11/7/14	458,508
USD	2,326,965	EUR	1,740,000	JPMorgan Chase & Co.	11/7/14	146,442
USD	2,387,189	EUR	1,785,000	JPMorgan Chase & Co.	11/7/14	150,274
USD	4,311,847	EUR	3,250,000	JPMorgan Chase & Co.	11/7/14	239,031
USD	5,013,402	EUR	3,880,000	JPMorgan Chase & Co.	11/7/14	151,087
USD	5,244,842	EUR	4,140,000	JPMorgan Chase & Co.	11/7/14	56,701
USD	5,724,774	EUR	4,430,000	JPMorgan Chase & Co.	11/7/14	173,213
USD	6,265,170	EUR	5,000,000	JPMorgan Chase & Co.	11/7/14	(701)
USD	7,701,196	EUR	5,835,000	JPMorgan Chase & Co.	11/7/14	388,925
USD	8,912,408	EUR	6,905,000	JPMorgan Chase & Co.	11/7/14	259,241
USD	9,694,965	EUR	7,500,000	JPMorgan Chase & Co.	11/7/14	296,159
USD	10,806,969	EUR	8,420,000	JPMorgan Chase & Co.	11/7/14	255,243
USD	11,826,883	EUR	9,450,000	JPMorgan Chase & Co.	11/7/14	(15,612)
USD	21,321,933	EUR	16,730,000	JPMorgan Chase & Co.	11/7/14	356,331
USD	26,708,049	EUR	20,040,000	JPMorgan Chase & Co.	11/7/14	1,594,440
USD	30,484,706	EUR	23,703,695	JPMorgan Chase & Co.	11/7/14	779,849
USD	30,527,551	EUR	23,780,000	JPMorgan Chase & Co.	11/7/14	727,071
EUR	2,220,000	USD	2,801,155	Morgan Stanley Capital Services Inc.	11/7/14	(19,108)
USD	2,935,172	EUR	2,190,000	Morgan Stanley Capital Services Inc.	11/7/14	190,721
USD	3,259,654	EUR	2,580,000	Morgan Stanley Capital Services Inc.	11/7/14	26,465
USD	4,955,758	EUR	3,870,000	Morgan Stanley Capital Services Inc.	11/7/14	105,974
USD	7,259,553	EUR	5,740,000	Morgan Stanley Capital Services Inc.	11/7/14	66,333
USD	10,253,990	EUR	8,020,000	Morgan Stanley Capital Services Inc.	11/7/14	203,534
USD	10,430,430	EUR	8,220,000	Morgan Stanley Capital Services Inc.	11/7/14	129,338
USD	7,512,253	EUR	5,800,000	UBS AG	11/7/14	243,843
USD	9,354,087	EUR	7,110,000	UBS AG	11/7/14	444,019

Legg Mason BW Alternative Credit Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,873,860	EUR	7,820,000	UBS AG	11/7/14	$74,038
USD	10,286,245	EUR	8,060,000	UBS AG	11/7/14	185,661
USD	13,168,040	EUR	10,011,305	UBS AG	11/7/14	622,131
Total						$16,737,682

Abbreviation used in this table:
EUR	— Euro

At October 31, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc. (Markit CMBX.NA.BB.6 Index)	$7,205,000	5/11/63	5.000% monthly	$(10,946)	$197,613	$(208,559)
Citigroup Global Markets Inc. (Markit CMBX.NA.BB.6 Index)	7,580,000	5/11/63	5.000% monthly	(11,517)	(23,305)	11,788
Total	$14,785,000			$(22,463)	$174,308	$(196,771)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$17,185,952

34	Legg Mason BW Alternative Credit Fund 2014 Annual Report

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
OTC swap contracts[2]	—	$22,463	$22,463
Forward foreign currency contracts	$448,270	—	448,270
Total	$448,270	$22,463	$470,733

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts	$(4,884)	—	—	$177,142	$172,258
Swap contracts	—	—	$(547,376)	—	(547,376)
Forward foreign currency contracts[1]	—	$2,008,413	—	—	2,008,413
Total	$(4,884)	$2,008,413	$(547,376)	$177,142	$1,633,295

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Swap contracts	—	$(196,771)	$(196,771)
Forward foreign currency contracts[1]	$16,737,682	—	16,737,682
Total	$16,737,682	$(196,771)	$16,540,911

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the period ended October 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)[1]	$405,648
Forward foreign currency contracts (to buy)	8,845,259
Forward foreign currency contracts (to sell)	116,678,744

Average Notional Balance
Credit default swap contracts (to sell protection)	$6,015,909

[1]	At October 31, 2014, there were no open positions held in this derivative.

Legg Mason BW Alternative Credit Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$17,185,952	—	$17,185,952

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
OTC swap contracts	$22,463	—	$22,463
Forward foreign currency contracts	448,270	—	448,270
Total	$470,733	—	$470,733

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the period ended October 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A†	$47,501	$13,097
Class C†	36,219	752
Class FI†	9,805	613
Class I†	—	9,239
Class IS‡	—	4,225
Total	$93,525	$27,926

†	For the period December 2, 2013 (inception date) to October 31, 2014.

‡	For the period November 29, 2013 (inception date) to October 31, 2014.

36	Legg Mason BW Alternative Credit Fund 2014 Annual Report

For the period ended October 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A†	$59,862
Class C†	11,618
Class FI†	12,884
Class I†	48,684
Class IS‡	223,910
Total	$356,958

†	For the period December 2, 2013 (inception date) to October 31, 2014.

‡	For the period November 29, 2013 (inception date) to October 31, 2014.

6. Distributions to shareholders by class

Period Ended October 31, 2014
Net Investment Income:
Class A†	$362,208
Class C†	46,139
Class FI†	79,402
Class I†	704,222
Class IS‡	1,476,175
Total	$2,668,146

†	For the period December 2, 2013 (inception date) to October 31, 2014.

‡	For the period November 29, 2013 (inception date) to October 31, 2014.

7. Shares of beneficial interest

At October 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended October 31, 2014
	Shares	Amount
Class A†
Shares sold	10,395,412	$113,679,854
Shares issued on reinvestment	32,769	356,744
Shares repurchased	(492,892)	(5,380,787)
Net increase	9,935,289	$108,655,811

Class C†
Shares sold	1,943,614	$21,208,239
Shares issued on reinvestment	3,697	40,368
Shares repurchased	(616,098)	(6,722,118)
Net increase	1,331,213	$14,526,489

Legg Mason BW Alternative Credit Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

	Period Ended October 31, 2014
	Shares	Amount
Class FI†
Shares sold	2,054,383	$22,404,708
Shares issued on reinvestment	7,263	79,400
Shares repurchased	(39,801)	(437,472)
Net increase	2,021,845	$22,046,636

Class I†
Shares sold	24,289,144	$265,543,581
Shares issued on reinvestment	63,858	694,842
Shares repurchased	(1,840,278)	(20,168,634)
Net increase	22,512,724	$246,069,789

Class IS‡
Shares sold	10,140,607	$109,879,133
Shares issued on reinvestment	130,844	1,396,036
Shares repurchased	(124,348)	(1,354,824)
In-kind capital contribution	3,730,861	37,308,613
Net increase	13,877,964	$147,228,958

†	For the period December 2, 2013 (inception date) to October 31, 2014.

‡	For the period November 29, 2013 (inception date) to October 31, 2014.

8. In-kind transfer of securities

On November 29, 2013, the Fund’s Class IS shares received a contribution in-kind of investment securities, cash and other receivables in the amount of $37,308,613. The securities contributed in-kind had net unrealized appreciation of $256,815. This contribution was determined to be tax-free under the Internal Revenue Code Section 351 and no gain or loss was realized.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal period end, the Fund has made the following distributions per share:

	Record Date	Payable Date	Class A	Class C	Class FI
Distributions from:
Ordinary income	Daily	11/28/2014	$0.013283	$0.007047	$0.013347
Short-term capital gain	12/9/2014	12/10/2014	$0.160700	$0.160700	$0.160700
Long-term capital gain	12/9/2014	12/10/2014	$0.185890	$0.185890	$0.185890

	Record Date	Payable Date	Class I	Class IS
Distributions from:
Ordinary income	Daily	11/28/2014	$0.015079	$0.014980
Short-term capital gain	12/9/2014	12/10/2014	$0.160700	$0.160700
Long-term capital gain	12/9/2014	12/10/2014	$0.185890	$0.185890

38	Legg Mason BW Alternative Credit Fund 2014 Annual Report

The tax character of distributions paid during the fiscal period ended October 31 was as follows:

2014
Distributions Paid From:
Ordinary income	$2,668,146

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,110,418
Undistributed long-term capital gains — net	11,258,684
Total undistributed earnings	21,369,102
Other book/tax temporary differences(a)	(16,766,026)
Unrealized appreciation (depreciation)(b)	(1,497,511)
Total accumulated earnings (losses) — net	$3,105,565

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Legg Mason BW Alternative Credit Fund 2014 Annual Report	39

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of Legg Mason BW Alternative Credit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason BW Alternative Credit Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at October 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2014

40	Legg Mason BW Alternative Credit Fund 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Alternative Credit Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason BW Alternative Credit Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

42	Legg Mason BW Alternative Credit Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); formerly Director of TeleTech Holdings, Inc. (business process outsourcing).

Interested Trustees[3]

Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1999 and since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Legg Mason BW Alternative Credit Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 173 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Executive Officers

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

44	Legg Mason BW Alternative Credit Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Legg Mason BW Alternative Credit Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

46	Legg Mason BW Alternative Credit Fund

Legg Mason BW

Alternative Credit Fund

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Alternative Credit Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Alternative Credit Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Alternative Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

BWXX107352 12/14 SR14-2380

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2013 and October 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,425 in 2013 and $276,738 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,250 in 2013 and $6,500 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $45,890 in 2013 and $60,804 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $4,081 in 2013 and $9,195 in 2014, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $240,000 in 2013 and $277,092 in 2014.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2014